UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  November 25, 2003


     NOMURA ASSET ACCEPTANCE CORPORATION, (as depositor under a Pooling and Servicing Agreement, dated as of September 1, 2003, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2003-A3 Mortgage Pass-Through Certificates, Series 2003-A3)


                      NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 033-48481-09                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2003, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, Option One Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2003 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2003-A3
Mortgage Pass-Through Certificates, Series  2003-A3
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 1, 2003             By:   /s/  Andreas Auer
                                  ---------------------------------------
                                      Andreas Auer
                                      Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         November 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2003

                                       -5-






        NOMURA ASSET ACCEPTANCE CORP., ALTERNATIVE LOAN TRUST, SERIES 2003-A3
                        STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         205,626,000.00   199,249,758.12    4,528,332.82   830,207.33    5,358,540.15       0.00        0.00      194,721,425.30
M1          19,085,000.00    18,493,194.60      420,293.31    79,366.63      499,659.94       0.00        0.00       18,072,901.29
M2          12,928,000.00    12,527,116.58      284,702.75    28,457.43      313,160.18       0.00        0.00       12,242,413.83
B1           8,620,010.00     8,352,712.73      189,831.41    32,768.16      222,599.57       0.00        0.00        8,162,881.32
P                  100.00           100.00            0.00     5,766.12        5,766.12       0.00        0.00              100.00
R                    0.00             0.00            0.00         0.00            0.00       0.00        0.00                0.00
TOTALS     246,259,110.00   238,622,882.03    5,423,160.29   976,565.67    6,399,725.96       0.00        0.00      233,199,721.74

AIO         24,626,000.00    24,626,000.00            0.00   105,686.58      105,686.58          0.00        0.00    24,626,000.00
C          246,258,910.30   238,622,682.33            0.00         0.00            0.00          0.00        0.00   233,374,318.10
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      65535VBZ0       968.99107175   22.02218017       4.03746282      26.05964299     946.96889158        A1      5.000000 %
M1      65535VCB2       968.99107152   22.02218025       4.15858685      26.18076709     946.96889128        M1      5.150000 %
M2      65535VCC0       968.99107209   22.02218054       2.20122447      24.22340501     946.96889155        M2      2.820000 %
B1      65535VCD8       968.99107194   22.02217979       3.80140626      25.82358605     946.96889215        B1      4.870000 %
P       65535VCE6     1,000.00000000    0.00000000  57,661.20000000  57,661.20000000   1,000.00000000        P       0.000000 %
TOTALS                  968.99108435   22.02217124       3.96560221      25.98777345     946.96891311

AIO     65535VCA4     1,000.00000000    0.00000000       4.29166653       4.29166653   1,000.00000000        AIO     5.150000 %
C       65535VCF3       968.99105920    0.00000000       0.00000000       0.00000000     947.67867614        C       0.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Janet M. Russo
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com


Sec. 4.06(a)(i)          Principal Remittance Amount                                                               5,248,364.21

                         Scheduled Principal Payments                                                                275,040.97

                         Principal Prepayments                                                                     4,781,205.14

                         Curtailments                                                                                191,096.48

                         Cutailment Interest Adjustments                                                               1,021.64

                         Repurchase Principal                                                                              0.00

                         Substitution Amounts                                                                              0.00

                         Net Liquidation Proceeds                                                                          0.00

                         Other Principal Adjustments                                                                      -0.02

                         Gross Interest                                                                            1,302,765.25

                         Recoveries from Prior Loss Determinations                                                         0.00

                         Reimbursements of Non-Recoverable Advances Previously Made                                        0.00

                         Recovery of Reimbursements Previously Deemed Non-Recoverable                                      0.00

Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected                            1

                         Balance of Loans with Respect to which Prepayment Penalties were Collected                  226,263.13
                         Amount of Prepayment Penalties Collected                                                      5,766.12

Sec. 4.06(a)(iv)         Beginning Number of Loans Outstanding                                                              939

                         Beginning Aggregate Loan Balance                                                        238,622,782.29

                         Ending Number of Loans Outstanding                                                                 922

                         Ending Aggregate Loan Balance                                                           233,374,418.06

Sec. 4.06(a)(v)          Servicing Fees                                                                               49,713.09

                         Credit Risk Manager Fees                                                                      1,769.96

Sec. 4.06(a)(vii)        Current Advances                                                                                   N/A

                         Aggregate Advances                                                                                 N/A


Nomura Asset Acceptance Corp., Alternative Loan Trust, Series 2003-A3
                                                                     November 25 2003
Section 4.06(a)(viii)    Delinquent Mortgage Loans
                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         2              314,964.12                   0.13 %
                                                2 Month                         1              172,307.86                   0.07 %
                                                3 Month                         0                    0.00                   0.00 %
                                                 Total                          3              487,271.98                   0.20 %
                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00            0.00%
                                                * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00            0.00%

Section 4.06(a)(xi)      REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

Section 4.06(a)(xii)     Current Realized Losses                                                                           0.00

                         Cumulative Realized Losses - Reduced by Recoveries                                                0.00

Sec. 4.06 (a)(xiv)       Weighted Average Net Mortgage Rate                                                           6.29252 %

O/C Reporting            Targeted Overcollateralization Amount                                                     1,600,684.00
                         Ending Overcollateralization Amount                                                         174,796.32
                         Overcollateralization Release Amount                                                              0.00
                         Payment to Class C                                                                               -0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
